UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

Telaria, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35982	20-5480343
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

222 Broadway, 16th Floor
New York, New York	10038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 723-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	TLRA	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, on December 19, 2019, Telaria, Inc., a Delaware corporation (“Telaria”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with The Rubicon Project, Inc., a Delaware corporation (“Rubicon Project”) and Madison Merger Corp., a Delaware corporation and wholly owned subsidiary of Rubicon Project (“Merger Sub”). On April 1, 2020, following a special meeting of the Telaria stockholders (as described in Item 5.07 below), Merger Sub merged with and into Telaria, with Telaria continuing as the surviving corporation (the “Merger”). As a result of the Merger, Telaria became a wholly owned subsidiary of Rubicon Project.

Each share of Telaria common stock (“Telaria Common Stock”) issued and outstanding as of the effective time of the Merger (the “Effective Time”) (except for shares held by Telaria as treasury stock and shares owned directly or indirectly by Rubicon Project or Merger Sub) was converted into the right to receive 1.082 (the “Exchange Ratio”) fully paid and nonassessable shares of Rubicon Project common stock (and, if applicable, substituting cash in lieu of fractional shares) (the “Merger Consideration”), less any applicable withholding taxes.

Each Telaria equity award granted under Telaria’s equity compensation plans (other than vested Telaria restricted stock unit awards) outstanding as of the Effective Time was converted into a corresponding award with respect to Rubicon Project common stock, with the number of shares underlying such award (and, in the case of stock options, the applicable exercise price) adjusted based on the Exchange Ratio. In addition, each vested Telaria restricted stock unit award outstanding as of the Effective Time was cancelled and converted into the right to receive the Merger Consideration in respect of each share underlying such award.

The issuance of Rubicon Project Common Stock in connection with the Merger, as described above, was registered under the Securities Act of 1933, as amended, pursuant to Rubicon Project’s registration statement on Form S-4 (File No. 333-236174), filed with the Securities and Exchange Commission (the “SEC”) and declared effective on February 11, 2020.

The foregoing summary description of the completion of the Merger does not purport to be complete and is qualified in its entirety by reference to the terms of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Telaria with the SEC on December 23, 2019 and is incorporated by reference into this Item 2.01.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 1, 2020, in connection with the consummation of the Merger, Telaria notified the New York Stock Exchange (the “NYSE”) that the Merger had been consummated and requested that the trading of Telaria Common Stock on the NYSE be suspended prior to market open on April 1, 2020 and that the listing of the shares of Telaria Common Stock on the NYSE be withdrawn. In addition, Telaria requested that the NYSE file with the SEC a notification on Form 25 to report the delisting of the shares of Telaria Common Stock from the NYSE and to deregister the shares under Section 12(b) and Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Telaria intends to file with the SEC a Form 15 suspending Telaria’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

Upon the Effective Time, a change in control of Telaria occurred, and Telaria became a direct wholly owned subsidiary of Rubicon Project. The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, on April 1, 2020, effective upon completion of the Merger, each of the then-serving members of the Board of Directors of Telaria, Paul Caine, Mark Zagorski, Doug Knopper, Warren Lee, Robert Schechter, Rachel Lam, James Rossman, and Kevin Thompson, resigned as directors at the request of Rubicon Project (not because of any disagreement on any matter relating to the registrant’s operations, policies or practices), and David Day, Natalie Pechacek and Aaron Saltz were appointed as directors of Telaria. Additionally, effective upon completion of the Merger, certain former directors of Telaria became directors of Rubicon Project: Paul Caine (as Non-Executive Chairman of the Board of Directors of Rubicon Project), Doug Knopper, Rachel Lam and James Rossman.

In addition, all of the officers of Telaria (except for Aaron Saltz) ceased serving in their capacity as officers of Telaria. Effective immediately upon completion of the Merger, David Day (President & Treasurer), Natalie Pechacek (Vice President & Assistant Treasurer) and Aaron Saltz (Vice President and Secretary) became the officers of Telaria.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, Telaria’s certificate of incorporation was amended and restated in its entirety (the “Amended and Restated Certificate of Incorporation”), and Telaria’s bylaws were amended and restated in their entirety (the “Amended and Restated Bylaws”).

Copies of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated into this Item 5.03 by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At a special meeting of the stockholders of Telaria held on March 30, 2020 (the “Special Meeting”), Telaria’s stockholders voted on the proposals set forth below relating to the Merger Agreement. The proposals are described in detail in the definitive joint proxy statement/prospectus filed by Telaria with the SEC on February 13, 2020 and first mailed to Telaria’s stockholders on February 13, 2020. The final voting results regarding each proposal are set forth below. There were 47,537,025 shares of Telaria Common Stock outstanding and entitled to vote on the record date for the Special Meeting, and 33,871,876 shares of Telaria Common Stock were represented in person or by proxy at the Special Meeting, which number constituted a quorum.

Proposal No. 1. To adopt the Merger Agreement.

This proposal was approved by the requisite vote of Telaria’s stockholders.

For	Against	Abstain
33,770,869	28,271	72,736

Proposal No. 2. To approve, on an advisory (non-binding) basis, certain compensation arrangements that may be paid or become payable to Telaria’s named executive officers in connection with the merger contemplated by the Merger Agreement.

This proposal was not approved by the requisite vote of Telaria’s stockholders.

For	Against	Abstain
16,395,572	15,228,075	2,248,229

Proposal No. 3. To adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement.

This proposal was approved by the requisite vote of Telaria’s stockholders.

For	Against	Abstain
32,246,712	1,371,027	254,137

Adjournment of the Special Meeting was unnecessary because there was a quorum present and there were sufficient votes received at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement.

Item 8.01. Other Events.

On April 1, 2020, Telaria and Rubicon Project issued a joint press release announcing the consummation of the Merger. A copy of the joint press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of December 19, 2019, by and among Telaria, Inc., The Rubicon Project, Inc. and Madison Merger Corp. (incorporated herein by reference to Exhibit 2.1 to Current Report on Form 8-K filed by Telaria, Inc. with the SEC on December 23, 2019).*

3.1	Amended and Restated Certificate of Incorporation of Telaria, Inc., dated April 1, 2020.

3.2	Amended and Restated Bylaws of Telaria, Inc., dated April 1, 2020.

99.1	Press Release dated April 1, 2020

104	Cover Page lnteractive Data File (embedded within the Inline XBRL document).

*	All schedules (or similar attachments) have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2020	TELARIA, INC.

	By:	/s/ Aaron Saltz
Name: Aaron Saltz Title: Vice President & Secretary